UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2023 the Board of Directors (the “Board”) of Cross Country Healthcare, Inc. (the “Company”) appointed Dwayne L. Allen as a director of the Board (the “Appointment”), with such Appointment to be effective immediately.  Mr. Allen will serve as a director until the Company’s 2023 Annual Meeting of Stockholders or until his earlier resignation, retirement, or other termination of service. Mr. Allen will be compensated in accordance with the Company’s non-employee director compensation program, as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2022.

Mr. Allen, 61, currently serves as the Senior Vice President, Solution Innovation, Emerging Technology, Architecture, and Intellectual Property, and Chief Technology Officer of Unisys Corporation (NYSE: UIS) (“Unisys”), a global IT services and solutions company. Before Unisys, Mr. Allen was Global Digital Strategist at Microsoft Corp. from 2019 to 2021 and the Chief Information Officer at Masonite International from 2017 to 2018, where he was responsible for its global IT organization. From 2009 to 2017, Mr. Allen served as the Chief Information Officer of the Components segment at Cummins Inc., a global engine and power manufacturing company, and prior to that, he served as the Division Chief Information Officer of Wells Fargo & Co. and as Vice President of IT of Fifth Third Bancorp.

Mr. Allen holds an MBA from George Washington University and a Bachelor’s degree from the University of Virginia.

The Board believes that Mr. Allen’s extensive experience as an IT executive will make him a valuable member of the Board. There are no arrangements or understandings between Mr. Allen or any other persons pursuant to which he was named as a director of the Company. There are no family relationships between Mr. Allen and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Allen that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 7.01          Regulation FD Disclosure.

On January 5, 2023, the Company issued a press release announcing the appointment of Mr. Allen to the Board. A copy of the Company’s press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on January 5, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated: January 5, 2023	By:	/s/ William J. Burns
William J. Burns
Executive Vice President & Chief Financial Officer